UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                  FORM 8-K/A
                              (Amendment No. 1)

                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): January 27, 2006

                      HALLMARK FINANCIAL SERVICES, INC.
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            (Exact Name of Registrant as Specified in Its Charter)

                                    Nevada
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                (State or Other Jurisdiction of Incorporation)

             0-16090                                  87-0447375
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     (Commission File Number)             (IRS Employer Identification No.)


  777 Main Street, Suite 1000, Fort Worth, Texas              76102
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 (Address of Principal Executive Offices)                   (Zip Code)

                                 817-348-1600
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             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
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        (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 The Registrant hereby amends Item 9.01(a) and Item 9.01(b) of its Current Report on Form 8-K filed on February 2, 2006, for the purpose of providing financial statements required in connection with the Registrant's acquisition of Texas General Agency, Inc. ("TGA"), TGA Special Risk, Inc. ("TGASRI") and Pan American Acceptance Corporation ("PAAC").


 Item 9.01 Financial Statements and Exhibits

 (a)  Financial Statements of Businesses Acquired

      The audited combined balance sheet as of December 31, 2005, and the combined statement of operations, statement of stockholders' equity and comprehensive income and statement of cash flows of TGA and subsidiary, PAAC and TGASRI for the year ended December 31, 2005, are filed herewith as
 Exhibit 99.1. The financial statements filed herewith as Exhibit 99.1 were prepared by the management of TGA for the indicated pre-acquisition period.

 (b)  Pro Forma Financial Information

      The unaudited pro forma combined balance sheet of the Registrant as of December 31, 2005, and the unaudited pro forma combined statement of operations of the Registrant for the year ended December 31, 2005, are furnished herewith as Exhibit 99.2.

 (d)  Exhibits.  The following exhibits are attached herewith:

      99.1 The audited combined balance sheet as of December 31, 2005, and the combined statement of operations, statement of stockholders' equity and comprehensive income and statement of cash flows of Texas General Agency, Inc. and subsidiary, Pan American Acceptance Corporation and TGA Special Risk, Inc. for the year ended December 31, 2005.

      99.2 The unaudited pro forma combined balance sheet of the Registrant as of December 31, 2005 and the unaudited pro forma combined statement of operations of the Registrant for the year ended December 31, 2005.


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                               HALLMARK FINANCIAL SERVICES, INC.


 Date:  April 14, 2006         By:  /s/ Mark J. Morrison
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                               Mark J. Morrison, President &
                               Chief Financial Officer